Exhibit 10.11

FIRST AMENDMENT TO

SECOND AMENDED AND RESTATED

REVOLVING CREDIT AND SECURITY AGREEMENT

This FIRST AMENDMENT TO SECOND AMENDED AND RESTATED REVOLVING CREDIT AND SECURITY AGREEMENT (this “Amendment”) is entered into and effective as of September 23, 2013 by and among BOOT BARN, INC., a Delaware corporation (“Borrower”), BOOT BARN HOLDING CORPORATION, a Delaware corporation (“Parent Holdco”), BASKINS ACQUISITION HOLDINGS, LLC, a Delaware limited liability company (“Baskins”), RCC WESTERN STORES, INC., a South Dakota corporation (“RCC” and collectively with Baskins, Parent Holdco, and Borrower, the “Loan Parties” and each a “Loan Party”), PNC BANK, NATIONAL ASSOCIATION, as Agent (the “Agent”), and the Lenders party hereto.

W I T N E S S E T H:

WHEREAS, the Loan Parties party thereto, Agent and the lenders from time to time party thereto (the “Lenders”) have entered into that certain Second Amended and Restated Revolving Credit and Security Agreement, dated as of May 31, 2013 (as amended hereby, and as may be further amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”);

WHEREAS, the Loan Parties have requested that the Lenders amend the Credit Agreement in certain respects as more fully set forth herein; and

WHEREAS, the Agent and the Lenders are willing to accommodate such request subject to the terms, conditions and other provisions hereof.

NOW, THEREFORE, in consideration of the mutual agreements, provisions and covenants contained herein, the parties hereto agree as follows:

1.                                      Defined Terms. Capitalized terms used but not defined herein shall have the meanings ascribed to them in the Credit Agreement.

2.                                      Amendments to Credit Agreement. Effective as of the First Amendment Effective Date (as defined herein), in reliance upon the representations and warranties of the Loan Parties set forth in this Amendment, the Credit Agreement is hereby amended as follows:

(a)                                 Section 1.2 of the Credit Agreement shall be amended by adding thereto the following defined term and its definition in the correct alphabetical order:

“First State Bank Account” shall have the meaning given to such term in Section 4.15(h)(ii).”

(b)                                 Section 4.15(h)(ii) of the Credit Agreement shall be amended and restated in its entirety to read as follows:

1

“(ii) All deposit accounts and investment accounts of Borrowing Base Parties are set forth on Schedule 4.15(h)(2) (as such schedule may be updated by the Loan Parties as set forth in the quarterly Compliance Certificate required to be delivered to Agent pursuant to Section 9.8.) Borrower shall ensure that, at all times on and after the date that is one hundred twenty (120) days (or such later date as Agent may agree to) after the Closing Date, Agent has received control agreements, in form and substance satisfactory to Agent in its Permitted Discretion, with respect to all such accounts, other than (A) those containing, at all times, less than $25,000 with respect to any one account or $100,000 in the aggregate for all such accounts, (B) those utilized solely for making payroll or employee benefit related payments, (C) so long as the funds maintained therein do not exceed $125,000 at any time, deposit account #220386039 maintained by the Loan Parties at JPMorgan Chase Bank, and (D) deposit account #1002831 maintained by the Loan Parties at First State Bank (the “First State Bank Account”) so long as such deposit account is closed (and any funds remaining therein transferred to another account or accounts maintained by the Loan Parties that is subject to a control agreement in form and substance satisfactory to Agent in its Permitted Discretion) on or prior to December 31, 2013 (it being agreed and understood that if the First State Bank Account remains open after December 31,

2013 the Loan Parties shall deliver to Agent a control agreement with respect to such account to the extent required hereunder).”

(c)                                         Exhibit 1.2(a) to the Credit Agreement is hereby deleted in its entirety and Exhibit 1.2(a) attached hereto is substituted in lieu thereof.

(d)                                        Schedule 4.15(h)(2) to the Credit Agreement is hereby deleted in its entirety and Schedule 4.15(h)(2) attached hereto is substituted in lieu thereof.

3.                                      Conditions Precedent. The effectiveness of this Amendment is subject to the following conditions precedent:

(a)                                        the execution and delivery of this Amendment by the Loan Parties, Agent and Lenders;

(b)                                 receipt by Agent of an executed copy of a corresponding amendment to the Term Credit Agreement, in form and substance reasonably acceptable to Agent, executed by the Loan Parties, Term Loan Agent and the requisite Term Loan Lenders;

(c)                                  the truth and accuracy of the representations and warranties contained in Section 4 hereof; and

(d)                                 no Default or Event of Default shall have occurred and be continuing or would result immediately after giving effect to this Amendment on the First Amendment Effective Date.

The “First Amendment Effective Date” shall mean the first date on which all of the conditions set forth in this Section 3 have been satisfied.

2

4.                                      Representations and Warranties. Each Loan Party hereby represents and warrants to Agent and each Lender as follows:

(a)                                 after giving effect to the transactions contemplated herein, each of the representations and warranties of the Loan Parties contained in the Other Documents are true and correct as of the date hereof in all material respects (or true and correct in all respects if such representation or warranty already contains any materiality qualifier), except to the extent that any such representation or warranty expressly relates to an earlier date;

(b)                                 Each Loan Party party hereto has full power, authority and legal right to enter into this Amendment and to perform all its respective obligations hereunder. This Amendment has been duly executed and delivered by such Loan Party, and this Amendment constitutes the legal, valid and binding obligation of such Loan Party enforceable in accordance with their terms, except as such enforceability may be limited by any applicable bankruptcy, insolvency, moratorium or similar laws affecting creditors’ rights generally. The execution, delivery and performance of this Amendment on the First Amendment Effective Date (a) are within such Loan Party’s corporate or limited liability company powers, as applicable, have been duly authorized by all necessary corporate or limited liability company action, as applicable, do not violate the terms of such Loan Party’s by-laws, operating agreement articles or certificate of incorporation or formation or other documents relating to such Loan Party’s formation, (b) will not violate any material law or regulation, or any judgment, order or decree of any Governmental Body in any material respect, (c) will not require any Consent of any Governmental Body or any other Person the lack of which would have a Material Adverse Effect, all of which will have been duly obtained, made or compiled prior to the date hereof and which are in full force and effect and (d) will not result in any breach of, or constitute a default under, which breach or default could reasonably be expected to have a Material Adverse Effect, or result in the creation of any Lien (except Permitted Encumbrances) upon any asset of such Loan Party pursuant to, the provisions of any agreement or instrument to which such Loan Party is a party or by which it or its property is bound; and

(c)                                  no Default or Event of Default exists or would result immediately after giving effect to this Amendment.

5.                                      No Waiver. Nothing contained herein shall be deemed to constitute a waiver of compliance with any term or condition contained in the Credit Agreement or any of the Other Documents (except as specifically provided for herein) or constitute a course of conduct or dealing among the parties. Except as expressly stated herein, Agent and Lenders reserve all rights, privileges and remedies under the Other Documents. Except as amended or modified hereby, the Credit Agreement and the Other Documents remain unmodified and in full force and effect. All references in the Other Documents to the Credit Agreement shall be deemed to be references to the Credit Agreement as amended or modified hereby.

6.                                      Severability. If any part of this Amendment is contrary to, prohibited by, or deemed invalid under Applicable Laws, such provision shall be inapplicable and deemed omitted to the extent so contrary, prohibited or invalid, but the remainder hereof shall not be invalidated thereby and shall be given effect so far as possible.

3

7.                                      Headings. Headings and captions used in this Amendment (including the Exhibits, Schedules and Annexes hereto, if any) are included for convenience of reference only and shall not be given any substantive effect.

8.                                    GOVERNING LAW; WAIVER OF SERVICE OF PROCESS; SUBMISSION TO JURISDICTION. This Amendment shall be governed by and construed in accordance with the laws of the State of New York applied to contracts to be performed wholly within the State of New York. Any judicial proceeding brought by or against any Loan Party with respect to any of the Obligations, this Amendment, the Other Documents or any related agreement may be brought in any court of competent jurisdiction in the State of New York, United States of America, and, by execution and delivery of this Amendment, each Loan Party accepts for itself and in connection with its properties, generally and unconditionally, the nonexclusive jurisdiction of the aforesaid courts, and irrevocably agrees to be bound by any judgment rendered thereby in connection with this Amendment. Each Loan Party hereby waives personal service of any and all process upon it and consents that all such service of process may be made by registered mail (return receipt requested) directed to such Loan Party at its address set forth in Section 15.6 of the Credit Agreement and service so made shall be deemed completed five (5) days after the same shall have been so deposited in the mails of the United States of America. Nothing herein shall affect the right to serve process in any manner permitted by law or shall limit the right of Agent or any Lender to bring proceedings against any Loan Party in the courts of any other jurisdiction. Each Loan Party waives any objection to jurisdiction and venue of any action instituted hereunder and shall not assert any defense based on lack of jurisdiction or venue or based upon forum non conveniens. Each Loan Party waives the right to remove any judicial proceeding brought against such Loan Party in any state court to any federal court. Any judicial proceeding by any Loan Party against Agent or any Lender involving, directly or indirectly, any matter or claim in any way arising out of, related to or connected with this Amendment or any related agreement, shall be brought only in a federal or state court located in the Borough of Manhattan, County of New York, State of New York.

9.                                      JURY WAIVER. EACH PARTY TO THIS AGREEMENT HEREBY EXPRESSLY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION (A) ARISING UNDER THIS AMENDMENT OR ANY OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH, OR (B) IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO OR ANY OF THEM WITH RESPECT TO THIS AMENDMENT OR ANY OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH, OR THE TRANSACTIONS RELATED HERETO OR THERETO IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER SOUNDING IN CONTRACT OR TORT OR OTHERWISE AND EACH PARTY HEREBY CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY, AND THAT ANY PARTY TO THIS AGREEMENT MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENTS OF THE PARTIES HERETO TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.

4

10.                               Counterparts. This Amendment may be executed in any number of and by different parties hereto on separate counterparts, all of which, when so executed, shall be deemed an original, but all such counterparts shall constitute one and the same agreement. Any signature delivered by a party by facsimile or other similar form of electronic transmission shall be deemed to be an original signature hereto.

11.                               Reaffirmation. Each of the Loan Parties as debtor, grantor, pledgor, guarantor, assignor, or in any other similar capacity in which such Loan Party grants liens or security interests in its property or otherwise acts as accommodation party or guarantor, as the case may be, hereby (i) ratifies and reaffirms all of its payment and performance obligations, contingent or otherwise, under each of the Other Documents to which it is a party (after giving effect hereto) and (ii) to the extent such Loan Party granted liens on or security interests in any of its property pursuant to any such Other Document as security for or otherwise guaranteed the Borrower’s Obligations under or with respect to the Other Documents, ratifies and reaffirms such guarantee and grant of security interests and liens and confirms and agrees that such security interests and liens hereafter secure all of the Obligations as amended hereby. Each of the Loan Parties hereby consents to this Amendment and acknowledges that each of the Other Documents remains in full force and effect and is hereby ratified and reaffirmed. The execution of this Amendment shall not operate as a waiver of any right, power or remedy of the Agent or Lenders (except as expressly provided for herein), constitute a waiver of any provision of any of the Other Documents (except as expressly provided for herein) or serve to effect a novation of the Obligations.

[The remainder of the page intentionally is left blank; signature page follows.]

5

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first set forth above.

LOAN PARTIES:

BOOT BARN, INC., a Delaware corporation

By:	/s/ Paul J. Iacono
Name: Paul J. Iacono
Title: Chief Financial Officer

BOOT BARN HOLDING CORPORATION,
a Delaware corporation

By:	/s/ Christian B. Johnson
Name: Christian B. Johnson
Title: Treasurer

RCC WESTERN STORES, INC.,
a South Dakota corporation

By:	/s/ Paul J. Iacono
Name: Paul J. Iacono
Title: Chief Financial Officer

BASKINS ACQUISITION HOLDINGS, LLC,
a Delaware limited liability company

By: Boot Barn, Inc. Its: Member

By:	/s/ Paul J. Iacono
Name: Paul J. Iacono
Title: Chief Financial Officer

First Amendment to Second Amended and Restated Revolving Credit and Security Agreement

AGENT AND LENDERS:

PNC BANK, NATIONAL ASSOCIATION, as Agent and as a Lender

By:	/s/ Kevin J. Gimber
Name: Kevin J. Gimber
Title: Assistant Vice President

First Amendment to Second Amended and Restated Revolving Credit and Security Agreement

EXHIBIT 1.2(a)

FORM OF COMPLIANCE CERTIFICATE

[                       , 20    ]

TO :        PNC BANK, NATIONAL ASSOCIATION, as Agent

The undersigned [President] [Chief Financial Officer] [Controller] of Boot Barn Holding Corporation, a Delaware corporation (“Parent Holdco”), solely in such capacity and not in any individual capacity, certifies that, under the terms and conditions of the Second Amended and Restated Revolving Credit and Security Agreement dated as of May 31, 2013, among Boot Barn, Inc., a Delaware corporation (“Borrower”), Parent Holdco, Agent and the lenders from time to time party thereto (as amended, modified and supplemented from time to time, the “Agreement”), (i) the Loan Parties are in complete compliance for the period ending [                         ] with all of the below-listed covenants set forth in the Agreement, except as may be noted below, (ii) all representations and warranties of the Loan Parties in the Agreement are true and correct in all material respects on this date (except to the extent they relate to a specified date), except as set forth on Schedule B hereto, (iii) other than as set forth on Schedule C hereto, no Default or Event of Default exists, and (iv) the most recent financial statements provided to Agent include all adjustments necessary for a fair presentation in all material respects of the consolidated financial position and results of operations of Parent Holdco and its Subsidiaries for the period presented. Attached hereto as Schedule A are covenant calculations with respect to Section 6.5 of the Agreement. Attached hereto as Schedule D is each application for the registration of any Patent, Trademark, or Copyright with the United States Patent and Trademark Office, the United States Copyright Office or any similar office or agency made by any Loan Party, either itself or through any agent, employee, licensee, or designee, since the delivery of the last Compliance Certificate. Attached hereto as Schedule E is each deposit account or investment account opened or maintained by any Loan Party since the delivery of the last Compliance Certificate, which deposit accounts and/or investment accounts shall be deemed added to Schedule 4.12(h)(2) to the Agreement for all purposes under the Agreement and the Other Documents. Capitalized terms used in this Certificate which are not defined herein shall have the meanings set forth in the Agreement. Nothing herein limits or modifies any of the terms or provisions of the Agreement.

Compliance status is indicated by circling Yes/No under “Complies” column.

[Financial Covenant	Required	Actual	Complies

Section 6.5 - Fixed Charge Coverage Ratio	1.1:1.0	:1.0	Yes	No]	(1)

(1) Only to be completed if this Certificate is being delivered at a Covenant Compliance Period

Negative Covenants	Complies
Section 7.4 - Investments	Yes	No
Section 7.5 - Loans	Yes	No
Section 7.7 - Dividends	Yes	No
Section 7.8 - Indebtedness	Yes	No

Affirmative Covenant	Complies
Section 4.14 - Leasehold Obligations	Yes	No

[signature page follows]

Comments Regarding Exceptions:

Sincerely,

BOOT BARN HOLDING CORPORATION

By:
Name:
Title: [President] [Chief Financial Officer] [Controller]

[Signature Page to Compliance Certificate]

Schedule A to Compliance Certificate

Covenant Calculations

(Include calculations of Unfinanced Capital Expenditures, EBITDA, and Fixed Charges (including each sub-component of each such calculation), as well as the Fixed Charge Coverage Ratio).

[Schedule A to Compliance Certificate]

Schedule B to Compliance Certificate

Exceptions to Representations and Warranties

[Schedule B to Compliance Certificate]

Schedule C to Compliance Certificate

Defaults and Events of Default

[Schedule C to Compliance Certificate]

Schedule D to Compliance Certificate

Intellectual Property Applications

[Schedule D to Compliance Certificate]

Schedule E to Compliance Certificate

Deposit Accounts and Investment Accounts

[Schedule E to Compliance Certificate]

Schedule 4.15(h)(2) — Deposit and Investment Accounts

Loan Party	Financial Institution	Account Numbers
Borrower	PNC Bank	• Funding Account: [***] • Internet Credit Cards: [***] • Store Credit Cards: [***] • Wire Transfers from Wells Fargo and Other Deposits: [***] • RCC Collection: [***] • RCC Credit Card: [***]
	City National Bank	• Payroll Account: [***]
	Wells Fargo Bank	• Account: [***]
Baskins Acquisition Holdings, LLC	BBVA Compass	• Account: [***]
	Chase Bank	• Account: [***]
	First State Bank	• Account: [***]

*** Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.